SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 13, 2003
(Date of earliest event reported)

ONYX ACCEPTANCE FINANCIAL CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware (State of Incorporation)	333-103244 (Commission File No.)	33-0639768 (I.R.S. Employer Identification No.)

27051 Towne Centre Drive, Suite 200 Foothill Ranch, California (Address of Principal Executive Offices)	92610 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 465-3500

Item 5. Other Events.
Signatures

Item 5. Other Events.

     Reference is hereby made to the Registrant’s Registration Statement on Form S-3 (File No. 333-103244) filed with the Securities and Exchange Commission (the “Commission”) on February 14, 2003 and Amendment No. 1 thereto filed with the Commission on April 25, 2003 (as amended, the “Registration Statement”), pursuant to which the Registrant registered $2,000,000,000 aggregate principal amount of its auto loan backed notes and auto loan backed certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus and the related Prospectus Supplement, each dated May 9, 2003 (collectively, the “Prospectus”), filed with the Commission pursuant to Rule 424(b)(5) on May 13, 2003, with respect to the Registrant’s Auto Loan Backed Notes, Series 2003-B (the “Offered Notes”).

     The Offered Notes were sold to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill”) and Credit Suisse First Boston LLC (“CS First Boston” and, together with Merrill, the “Underwriters”) pursuant to the terms of the Underwriting Agreement dated as of May 9, 2003 (the “Underwriting Agreement”) between the Registrant and Merrill, as representative of itself and CS First Boston.

     The Notes were issued pursuant to an Indenture dated as of May 1, 2003 (the “Indenture”) among Onyx Acceptance Owner Trust 2003-B (the “Trust”) and Citibank, N.A., as Indenture Trustee.

     The Notes are secured by the assets of the Trust pursuant to the Indenture. The assets of the Trust include primarily a pool of fixed rate motor vehicle retail installment sales contracts (the “Contracts”) secured by new and used automobiles, light-duty trucks and vans (the “Financed Vehicles”), funds deposited in a segregated trust account to acquire additional Contracts, certain monies due under the Contracts and certain monies received with respect to the Contracts on or after the related Cut-Off Date, as defined in the Indenture, security interests in the Financed Vehicles and certain other property.

     Residual Interest Instruments that represent undivided ownership interests in the Trust were issued pursuant to the Trust Agreement dated as of May 1, 2003 (the “Trust Agreement”) among the Registrant, as Depositor, The Bank of New York (Delaware), as Owner Trustee, and Citibank, N.A., as Trust Agent.

     The Contracts were sold by the Registrant to the Trust pursuant to the Sale and Servicing Agreement dated as of May 1, 2003 (the “Sale and Servicing Agreement”) among the Trust, the Registrant, as Seller, Onyx, as Servicer and Custodian, and Citibank, N.A., as Indenture Trustee and Trust Agent. The Trust acquired certain Contracts (the “Initial Contracts”) with a total principal balance of $253,768,953.27 (the “Initial Cut-Off Pool Balance”) as of May 1, 2003 (the “Initial Cut-Off Date”). The Trust also acquired certain additional Contracts (the “Subsequent Contracts”) originated or purchased on or after the Initial Cut-Off Date but on or before May 12, 2003 (the “Subsequent Cut-Off Date”) with a total principal balance of $32,659,730.02 (the “Subsequent Cut-Off Pool Balance”). Additionally, the Trust used funds on deposit in a segregated trust account (the “Prefunding Account”) to acquire additional Contracts (the “Prefunded Contracts”) with a total principal balance of $113,571,316.87 as of the related cut-off dates (each a “Prefunding Cut-Off Date”) during the period from the Subsequent Cut-Off Date until June 13, 2003.

     Set forth below is certain data concerning the Initial Contracts as of the Initial Cut-Off Date.

Composition of the Initial Contracts

Aggregate principal balance	$253,768,953.27
Number of contracts	16,661
Average principal balance outstanding	$15,231.32
Average original amount financed	$15,368.36
Original amount financed (range)	$1,792.00-$75,000.86
Weighted average APR	9.23%
APR (range)	2.90% to 25.00%
Weighted average original term	60.08 mos.
Original term (range)	12 to 72 mos.
Weighted average remaining term	59.53 mos.
Remaining term (range)	10 to 72 mos.

Distribution by APRs of the Initial Contracts

				% of Initial
	Number of Initial	% of Initial	Principal	Cut-Off Pool
APR Range	Contracts	Contracts	Balance	Balance

0.000% to 7.000%	5,910	35.47%	$112,508,033.80	44.33%
7.001% to 8.000%	1,481	8.89%	24,801,317.14	9.77%
8.001% to 9.000%	1,220	7.32%	18,531,466.25	7.30%
9.001% to 10.000%	1,218	7.31%	18,206,053.67	7.17%
10.001% to 11.000%	837	5.02%	11,332,164.74	4.47%
11.001% to 12.000%	764	4.59%	9,972,408.76	3.93%
12.001% to 13.000%	859	5.16%	10,602,743.75	4.18%
13.001% to 14.000%	746	4.48%	9,406,719.52	3.71%
14.001% to 15.000%	744	4.47%	8,399,399.86	3.31%
15.001% to 16.000%	650	3.90%	7,297,637.49	2.88%
16.001% to 17.000%	542	3.25%	5,922,825.80	2.33%
17.001% to 18.000%	503	3.02%	5,462,011.81	2.15%
18.001% to 19.000%	330	1.98%	3,419,077.02	1.35%
19.001% to 20.000%	274	1.64%	2,817,941.63	1.11%
20.001% to 21.000%	276	1.66%	2,625,052.62	1.03%
Over 21.000%	307	1.84%	2,464,099.41	0.97%

Totals	16,661	100.00%*	$253,768,953.27	100.00%*

*	Percentages may not add to 100% because of rounding.

3

Geographic Concentration of the Initial Contracts

	Number	% of		% of
	of Initial	Initial	Principal	Initial Cut-Off
State	Contracts	Contracts	Balance	Pool Balance

Alabama	176	1.06%	$2,781,727.73	1.10%
Arizona	743	4.46%	11,797,283.58	4.65%
California	3,912	23.48%	62,755,637.52	24.73%
Colorado	184	1.10%	2,575,263.04	1.01%
Connecticut	94	0.56%	1,339,827.22	0.53%
Delaware	181	1.09%	2,585,401.01	1.02%
Florida	1,411	8.47%	21,053,495.57	8.30%
Georgia	797	4.78%	12,710,672.84	5.01%
Idaho	108	0.65%	1,360,335.03	0.54%
Illinois	1,001	6.01%	14,119,457.37	5.56%
Indiana	204	1.22%	2,783,516.76	1.10%
Iowa	126	0.76%	1,957,848.41	0.77%
Kansas	175	1.05%	2,329,359.62	0.92%
Kentucky	98	0.59%	1,614,731.18	0.64%
Maryland	212	1.27%	3,419,808.93	1.35%
Massachusetts	361	2.17%	5,199,504.17	2.05%
Michigan	904	5.43%	13,034,875.51	5.14%
Minnesota	159	0.95%	2,121,813.31	0.84%
Missouri	366	2.20%	4,934,492.44	1.94%
Montana	25	0.15%	336,519.35	0.13%
Nebraska	76	0.46%	1,087,841.96	0.43%
Nevada	421	2.53%	6,490,730.55	2.56%
New Hampshire	133	0.80%	1,671,902.03	0.66%
New Jersey	752	4.51%	10,955,754.91	4.32%
North Carolina	634	3.81%	10,914,430.56	4.30%
Ohio	4	0.02%	49,583.22	0.02%
Oklahoma	201	1.21%	3,075,826.24	1.21%
Oregon	272	1.63%	4,032,124.11	1.59%
Pennsylvania	698	4.19%	9,672,978.97	3.81%
South Carolina	201	1.21%	3,198,992.32	1.26%
South Dakota	1	0.01%	5,525.00	0.00%*
Tennessee	293	1.76%	4,533,332.32	1.79%
Texas	666	4.00%	11,309,817.12	4.46%
Utah	143	0.86%	1,984,172.95	0.78%
Virginia	670	4.02%	10,334,005.43	4.07%
Washington	249	1.49%	3,544,020.18	1.40%
West Virginia	10	0.06%	96,344.81	0.04%

Totals	16,661	100.00%**	$253,768,953.27	100.00%**

*	Percentages may not add to 100% because of rounding.

Set forth below is certain data concerning the Subsequent Contracts as of the Subsequent Cut-Off Date:

Composition of the Subsequent Contracts

Aggregate principal balance	$32,659,730.02
Number of Contracts	2,072
Average principal balance outstanding	$15,762.42
Average original amount financed	$15,762.42
Original amount financed (range)	$2,500.00 to $55,708.09
Weighted average APR	8.44%
APR (range)	3.99% to 25.00%
Weighted average original term	60.32 mos.
Original term (range)	18 to 72 mos.
Weighted average remaining term	60.30 mos.
Remaining term (range)	18 to 72 mos.

Distribution by APRs of the Subsequent Contracts

	Number of			% of Subsequent
	Subsequent	% of Subsequent	Principal	Cut-Off
APR Range	Contracts	Contracts	Balance	Pool Balance

0.000% to 7.000%	898	43.34%	$17,371,848.45	53.19%
7.001% to 8.000%	204	9.85%	3,294,327.53	10.09%
8.001% to 9.000%	140	6.76%	2,094,748.66	6.41%
9.001% to 10.000%	150	7.24%	2,005,988.20	6.14%
10.001% to 11.000%	92	4.44%	1,228,473.26	3.76%
11.001% to 12.000%	82	3.96%	1,082,212.05	3.31%
12.001% to 13.000%	71	3.43%	882,616.68	2.70%
13.001% to 14.000%	83	4.01%	960,315.58	2.94%
14.001% to 15.000%	77	3.72%	853,629.01	2.61%
15.001% to 16.000%	63	3.04%	699,824.10	2.14%
16.001% to 17.000%	51	2.46%	603,568.51	1.85%
17.001% to 18.000%	44	2.12%	432,216.88	1.32%
18.001% to 19.000%	46	2.22%	507,768.01	1.55%
19.001% to 20.000%	21	1.01%	208,531.31	0.64%
20.001% to 21.000%	25	1.21%	227,274.59	0.70%
Over 21.000%	25	1.21%	206,387.20	0.63%

Totals	2,072	100.00%*	$32,659,730.02	100.00%*

*	Percentages may not add to 100% because of rounding.

5

Geographic Concentration of the Subsequent Contracts

	Number of			% of Subsequent
	Subsequent	% of Subsequent	Principal	Cut-Off
State	Contracts	Contracts	Balance	Pool Balance

Alabama	31	1.50%	$378,004.33	1.16%
Arizona	80	3.86%	1,315,544.91	4.03%
California	11	19.84%	6,835,897.30	20.93%
Colorado	24	1.16%	382,704.75	1.17%
Connecticut	9	0.43%	131,042.53	0.40%
Delaware	21	1.01%	344,168.86	1.05%
Florida	150	7.24%	2,227,003.38	6.82%
Georgia	106	5.12%	1,662,681.67	5.09%
Idaho	8	0.39%	99,670.98	0.31%
Illinois	143	6.90%	2,298,449.27	7.04%
Indiana	28	1.35%	384,809.62	1.18%
Iowa	18	0.87%	251,035.26	0.77%
Kansas	24	1.16%	357,305.34	1.09%
Kentucky	15	0.72%	243,848.92	0.75%
Maryland	42	2.03%	690,343.50	2.11%
Massachusetts	48	2.32%	692,206.91	2.12%
Michigan	160	7.72%	2,449,473.92	7.5%
Minnesota	27	1.30%	371,139.32	1.14%
Missouri	48	2.32%	728,023.48	2.23%
Montana	6	0.29%	113,864.31	0.35%
Nebraska	13	0.63%	222,108.30	0.68%
Nevada	63	3.04%	1,031,756.72	3.16%
New Hampshire	17	0.82%	233,992.60	0.72%
New Jersey	60	2.90%	850,796.59	2.61%
North Carolina	96	4.63%	1,503,436.17	4.60%
Ohio	7	0.34%	103.017.06	0.32%
Oklahoma	17	0.82%	279,142.91	0.85%
Oregon	40	1.93%	697,766.24	2.14%
Pennsylvania	63	3.04%	929,235.82	2.85%
South Carolina	33	1.59%	516,281.10	1.58%
Tennessee	56	2.70%	915,020.08	2.80%
Texas	92	4.44%	1,671,068.55	5.12%
Utah	16	0.77%	195,410.45	0.60%
Virginia	84	4.05%	1,306,304.58	4.00%
Washington	16	0.77%	247,174.29	0.76%

Totals	2,072	100.00%*	$32,659,730.02	100.00%*

*	Percentages may not add to 100% because of rounding.

Set forth below is certain data concerning the Prefunded Contracts as of the Prefunded Cut-Off Date:

Composition of the Prefunded Contracts

Aggregate principal balance	$113,571,316.87
Number of Contracts	7,563
Average principal balance outstanding	$15,016.70
Average original amount financed	$15,018.52
Original amount financed (range)	$2,394.78 to $69,995.00
Weighted average APR	9.17%
APR (range)	0.90% to 25.00%
Weighted average original term	59.86 mos.
Original term (range)	12 to 72 mos.
Weighted average remaining term	59.83 mos.
Remaining term (range)	12 to 72 mos.

Distribution by APRs of the Prefunded Contracts

				% of Prefunded
	Number of Prefunded	% of Prefunded	Principal	Cut-Off
APR Range	Contracts	Contracts	Balance	Pool Balance

0.000% to 7.000%	2,686	35.52%	50,394,277.70	44.37%
7.001% to 8.000%	706	9.33%	11,721,769.90	10.32%
8.001% to 9.000%	563	7.44%	8,202,327.83	7.22%
9.001% to 10.000%	574	7.59%	8,191,755.02	7.21%
10.001% to 11.000%	357	4.72%	4,684,622.02	4.12%
11.001% to 12.000%	361	4.77%	4,628,183.92	4.08%
12.001% to 13.000%	391	5.17%	4,849,166.09	4.27%
13.001% to 14.000%	329	4.35%	3,855,954.61	3.40%
14.001% to 15.000%	354	4.68%	3,935,978.02	3.47%
15.001% to 16.000%	276	3.65%	3,177,775.77	2.80%
16.001% to 17.000%	258	3.41%	3,000,739.10	2.64%
17.001% to 18.000%	201	2.66%	2,126,624.69	1.87%
18.001% to 19.000%	117	1.55%	1,289,978.30	1.14%
19.001% to 20.000%	140	1.85%	1,355,925.72	1.19%
20.001% to 21.000%	124	1.64%	1,149,545.46	1.01%
Over 21.000%	126	1.67%	1,006,692.73	0.89%

Totals	7,563	100.00%*	$113,571,316.87	100.00%*

*	Percentages may not add to 100% because of rounding.

7

Geographic Concentration of the Prefunded Contracts

	Number of			% of Prefunded
	Prefunded	% of Prefunded	Principal	Cut-Off
State	Contracts	Contracts	Balance	Pool Balance

Alabama	85	1.12%	1,388,371.83	1.22%
Arizona	307	4.06%	4,529,275.71	3.99%
California	1,894	25.04%	30,530,607.68	26.88%
Colorado	88	1.16%	1,237,098.37	1.09%
Connecticut	38	0.50%	522,022.24	0.46%
Delaware	81	1.07%	1,222,476.88	1.08%
Florida	617	8.16%	9,487,033.57	8.35%
Georgia	381	5.04%	6,132,621.71	5.40%
Idaho	18	0.24%	210,272.19	0.19%
Illinois	429	5.67%	6,040,775.05	5.32%
Indiana	75	0.99%	992,665.21	0.87%
Iowa	78	1.03%	1,097,333.58	0.97%
Kansas	73	0.97%	989,361.34	0.87%
Kentucky	53	0.70%	760,797.20	0.67%
Maryland	108	1.43%	1,681,299.55	1.48%
Massachusetts	126	1.67%	1,869,620.37	1.65%
Michigan	342	4.52%	4,542,420.74	4.00%
Minnesota	88	1.16%	1,681,284.66	1.02%
Missouri	178	2.35%	2,483,143.07	2.19%
Montana	9	0.12%	119,330.98	0.11%
Nebraska	31	0.41%	425,579.70	0.37%
Nevada	193	2.55%	2,723,362.73	2.40%
New Hampshire	66	0.87%	806,543.29	0.71%
New Jersey	269	3.56%	3,914,470.15	3.45%
North Carolina	262	3.46%	4,026,537.96	3.55%
Ohio	39	0.52%	507,894.24	0.45%
Oklahoma	86	1.14%	1,239,137.47	1.09%
Oregon	156	2.06%	2,282,643.24	2.01%
Pennsylvania	347	4.59%	4,885,058.62	4.30%
South Carolina	92	1.22%	1,398,870.31	1.23%
Tennessee	119	1.57%	1,678,556.12	1.48%
Texas	301	3.98%	4,932,779.39	4.34%
Utah	65	0.86%	858,450.61	0.76%
Virginia	334	4.42%	5,088,464.14	4.48%
Washington	131	1.73%	1,727,885.20	1.52%

West Virginia	4	0.05%	77,271.77	0.07%

Totals	7,563	100.00%*	$113,571,316.87	100.00%*

*	Percentages may not add to 100% because of rounding.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ONYX ACCEPTANCE FINANCIAL CORPORATION

June 24, 2003	By:	/s/ Michael A. Krahelski

Michael A. Krahelski, Senior Vice President